UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 17, 2011

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Dole Food Company, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on November 18, 2011 (the “Form 8-K”) with the Securities and Exchange Commission (the “Commission”). The purpose of this Amendment is to refile Exhibits 99.1 and 99.2 that were originally filed with the Form 8-K to conform such exhibits to respond to comments received from the staff of the Commission on the confidential treatment request filed by the Company with respect to Exhibits 99.1 and 99.2. Confidential treatment has been requested for certain portions of these agreements. Omitted portions have been filed separately with the Commission.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page, Exhibit Index and Exhibits 99.1 and 99.2, as amended. No other changes have been made to the Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

Section 9. Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

10.1*	Dole Food Company, Inc. 2011 Self-Funded Long Term Incentive Plan.

10.2**	Form of Performance Shares Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

99.1***	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, and as further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company, LLC, Dole Food Company, Inc., Solvest, Ltd., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent and the other parties named therein.
99.2***	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as and further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company LLC, Dole Food Company, Inc., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and the other parties named therein.

99.3****	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, The Bank of Nova Scotia and Rabobank International, as Co-Documentation Agents, and Deutsche Bank Securities Inc., as Lead Arranger and Sole Book Runner.

99.4*****	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, the Lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Wells Fargo Capital Finance, LLC and Bank of America, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, COBANK ACB and U.S. Bank National Association, as Co-Documentation Agents, Deutsche Bank Securities Inc., Wells Fargo Capital Finance, LLC and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Running Managers.

*	Previously filed on November 18, 2011 as Exhibit 10.1 to the Company’s Current Report on Form 8-K.
**	Previously filed on November 18, 2011 as Exhibit 10.2 to the Company’s Current Report on Form 8-K.
***	Filed herewith.
****	Previously filed on November 18, 2011 as Exhibit 99.3 to the Company’s Current Report on Form 8-K.
*****	Previously filed on November 18, 2011 as Exhibit 99.4 to the Company’s Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 23, 2012	DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/s/ C. MICHAEL CARTER
C. Michael Carter Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Dole Food Company, Inc. 2011 Self-Funded Long Term Incentive Plan.

10.2**	Form of Performance Shares Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

99.1***	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, and as further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company, LLC, Dole Food Company, Inc., Solvest, Ltd., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent and the other parties named therein.

99.2***	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as and further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company LLC, Dole Food Company, Inc., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and the other parties named therein.

99.3****	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, The Bank of Nova Scotia and Rabobank International, as Co-Documentation Agents, and Deutsche Bank Securities Inc., as Lead Arranger and Sole Book Runner.

99.4*****	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, the Lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Wells Fargo Capital Finance, LLC and Bank of America, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, COBANK ACB and U.S. Bank National Association, as Co-Documentation Agents, Deutsche Bank Securities Inc., Wells Fargo Capital Finance, LLC and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Running Managers.

*	Previously filed on November 18, 2011 as Exhibit 10.1 to the Company’s Current Report on Form 8-K.
**	Previously filed on November 18, 2011 as Exhibit 10.2 to the Company’s Current Report on Form 8-K.
***	Filed herewith.
****	Previously filed on November 18, 2011 as Exhibit 99.3 to the Company’s Current Report on Form 8-K.
*****	Previously filed on November 18, 2011 as Exhibit 99.4 to the Company’s Current Report on Form 8-K.

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